Exhibit 10.1

AMENDMENT NO. 1 AND WAIVER TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 AND WAIVER TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of February 24, 2017, by and among XCEL BRANDS, INC., a Delaware corporation (“Initial Borrower”), each other signatory hereto that is a Credit Party under the Loan Agreement (as hereinafter defined), BANK HAPOALIM B.M., as a Lender (“BHI”) and BHI as collateral and administrative agent for Lenders (in such capacity “Agent”).

BACKGROUND

Initial Borrower, IM Brands, LLC (“IM Brands”), JR Licensing, LLC, H Licensing, LLC, C Wonder Licensing, LLC, Xcel Design Group, LLC, IMNY Retail Management, LLC, IMNY E-Store, USA, LLC (other than Initial Borrower, collectively, “Guarantors”), Lenders and Agent are parties to an Amended and Restated Loan and Security Agreement dated as of February 26, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lenders made a term loan to Initial Borrower secured by a Lien on substantially all of the assets of Initial Borrower. Guarantors have guaranteed the payment and performance of Initial Borrower’s obligations to Lenders and Agent under the Loan Agreement which guarantee obligations are secured by a Lien on substantially all of the assets of Guarantors.

Initial Borrower has requested that Lenders and Agent amend the Loan Agreement, and waive compliance with the minimum EBITDA requirement for the year ended December 31, 2016 and Agent and Lenders are willing to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the financial accommodations provided to Initial Borrower by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                  Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2.                  Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 4 below, the Loan Agreement is amended as follows:

(a)                The following defined term contained in Section 1.1 (General Definitions) is amended to provide as follows:

“Life Insurance Policies” means collectively, the life insurance policies maintained by Credit Parties upon the lives of Isaac Mizrahi in the amount of $15,000,000, Judith Ripka in the amount of $10,000,000, Cameron Silver in the amount of $10,000,000 and any other the spokespersons and key principals of each Credit Party as agreed to between Agent and Borrowing Representative in amounts to be agreed upon between Agent and Credit Parties.

(b)               The following defined terms are inserted in Section 1.1 (General Definitions) in the appropriate alphabetical order:

“Amendment No. 1” means Amendment No. 1, Consent and Waiver to Amended and Restated Loan and Security Agreement dated as of February 13, 2017 among Initial Borrower, the other Credit Parties party thereto, Lenders and Agent.

“Amendment No. 1 Effective Date” has the meaning given to the term “Effective Date” in Amendment No. 1.

(c)                Exhibit B to the Loan Agreement (Form of Term Loan Note) is replaced with Exhibit B attached to this Amendment.

3.                  Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, Agent and Lenders hereby waive compliance with the covenant of Initial Borrower and Included Subsidiaries on a consolidated basis to achieve EBITDA of not be less than $9,500,000 for the Fiscal Year ending December 31, 2016.

4.                  Conditions of Effectiveness. This Amendment shall become effective (the “Effective Date”) upon satisfaction or waiver in writing by Agent of each of the following conditions precedent, each in form and substance satisfactory to Agent: (a) Agent’s receipt of this Amendment duly executed by each Credit Party and each Lender, (b) Lender’s receipt of the Amended and Restated Term Loan Note duly executed by Initial Borrower, and (c) Agent’s receipt of the $250,000 due under the Term Loan Note.

5.                  Representations and Warranties. Each Credit Party hereby represents and warrants as follows:

(a)                This Amendment constitutes the legal, valid and binding obligation of such Credit Party and is enforceable against such Credit Party in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or limiting the right of specific performance.

(b)               Upon the effectiveness of this Amendment, all representations and warranties of such Credit Party contained in the Loan Documents to which it is a party continue to be true and correct in all material respects as of the date hereof, as if repeated as of the date hereof, except for such representations and warranties which, by their terms, are expressly made only as of a previous date.

(c)                No Event of Default has occurred and is continuing or would exist after giving effect to this Amendment.

(d)               No Credit Party has any defense, counterclaim or offset with respect to any of the Loan Documents.

6.                  Effect on the Loan Documents.

(a)                Except as specifically set forth herein, the Loan Documents shall remain in full force and effect, and are hereby ratified and confirmed by each Credit Party a party thereto.

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(b)               Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender nor constitute a waiver of any provision of any Loan Document.

7.                  Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

8.                  Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.                  Counterparts; Electronic Transmission. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

XCEL BRANDS, INC.

By:	/s/ Seth Burroughs
	Name:	Seth Burroughs
	Title:	Executive Vice President

IM BRANDS, LLC

By:	/s/ Seth Burroughs
	Name:	Seth Burroughs
	Title:	Executive Vice President

JR LICENSING, LLC

By:	/s/ Seth Burroughs
	Name:	Seth Burroughs
	Title:	Executive Vice President

H LICENSING, LLC

By:	/s/ Seth Burroughs
	Name:	Seth Burroughs
	Title:	Executive Vice President

C WONDER LICENSING, LLC

By:	/s/ Seth Burroughs
	Name:	Seth Burroughs
	Title:	Executive Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1, CONSENT AND WAIVER

TO AMENDED AND RESTATED LOAN AND

SECURITY AGREEMENT

XCEL DESIGN GROUP, LLC

By:	/s/ Seth Burroughs
	Name:	Seth Burroughs
	Title:	Executive Vice President

IMNY RETAIL MANAGEMENT, LLC

By:	/s/ Seth Burroughs
	Name:	Seth Burroughs
	Title:	Executive Vice President

IMNY E-STORE, USA, LLC

By:	/s/ Seth Burroughs
	Name:	Seth Burroughs
	Title:	Executive Vice President

BANK HAPOALIM B.M., a Lender and as Agent

By:	Authorized Signature
Name:
Title:

By:	Authorized Signature
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1, CONSENT AND WAIVER

TO AMENDED AND RESTATED LOAN AND

SECURITY AGREEMENT

EXHIBIT B

FORM OF AMENDED AND RESTATED
TERM LOAN NOTE

$24,250,000	February 24, 2017

This Amended and Restated Term Loan Note (this “Note”) is executed and delivered under and pursuant to the terms of that certain Amended and Restated Loan and Security Agreement dated as of February 26, 2016 (as amended, modified, supplemented or restated from time to time, the “Loan Agreement”) by and among BANK HAPOALIM B.M. (“Lender”), XCEL BRANDS, INC. (“Initial Borrower” and together with each Person who hereafter becomes a Borrower, collectively “Borrowers”), and any other Credit Party executing or becoming a party to the Loan Agreement, the financial institutions party thereto as Lenders and BANK HAPOALIM B.M., as agent for Lenders (in such capacity, “Agent”). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

FOR VALUE RECEIVED, Borrower promises to pay to the order of Lender at the offices of Agent located at 1177 Avenue of the Americas, New York, New York 10036 or at such other place as the holder hereof may from time to time designate to Borrower in writing:

(i)                 the principal sum of Twenty-Four Million Two Hundred and Fifty Thousand Dollars ($24,250,000), payable, subject to acceleration upon the occurrence of an Event of Default under the Loan Agreement, or earlier termination of the Loan Agreement pursuant to the terms thereof, commencing on Amendment No. 1 Effective Date and, thereafter, in quarterly installments commencing on April 1, 2017 and on each April 1, July 1, October 1 and January 1 thereafter in the amounts set forth below for the corresponding period, with the entire unpaid balance due and payable on the Term Loan Maturity Date:

Period	Amount
Amendment No. 1 Effective Date	$250,000
April 1, 2017-October 1, 2017	$1,250,000
January 1, 2018-October 1, 2018	$1,000,000
January 1, 2019-October 1, 2019	$1,000,000
January 1, 2020-October 1, 2020	$1,000,000

     and

(ii)               interest on the principal amount of this Note from time to time outstanding, payable at the applicable interest rate set forth in the Loan Agreement commencing on April 1, 2016 and on each April 1, July 1, October 1 and January 1 thereafter and upon payment in full of the principal amount of this Note. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the applicable Default Rate. In no event, however, shall interest hereunder exceed the maximum interest rate permitted by law.

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This Note is the Term Loan Note referred to in the Loan Agreement and is secured, inter alia, by the liens granted pursuant to the Loan Agreement and the other Loan Documents, is entitled to the benefits of the Loan Agreement and the other Loan Documents, and is subject to all of the agreements, terms and conditions therein contained.

Payments received by Lender shall be applied against principal and interest as provided for in the Agreement. This Note may be voluntarily prepaid, in whole or in part, on the terms and conditions set forth in the Loan Agreement.

If an Event of Default under Section 12.1(f) of the Loan Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with attorneys’ fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Loan Agreement or any of the other Loan Documents which is not cured within any applicable grace period, then this Note may, as provided in the Loan Agreement, be declared to be immediately due and payable, without notice, together with attorneys’ fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

To the fullest extent permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Agreement, this Note or any other Loan Documents; (b) all rights to notice and a hearing prior to Agent’s taking possession or control of, or to Agent’s replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Agent to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

Borrower acknowledges that this Note is executed as part of a commercial transaction and that the proceeds of this Note will not be used for any personal or consumer purpose.

This Note amends and restates and is given in substitution for but not in satisfaction of the Term Loan Note dated February 26, 2016 executed by Borrower in favor of Lender, in the original principal amount of $27,875,000.

Borrower agrees to pay to Agent all fees and expenses described in the Loan Agreement and the other Loan Documents.

XCEL BRANDS, INC.

By:
Name:
Title:

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